EX-16.16.a
GENWORTH VARIABLE INSURANCE TRUST
(a Delaware statutory trust)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of GENWORTH VARIABLE INSURANCE TRUST (the “Trust”), a Delaware statutory trust, hereby constitutes and appoints Carrie E. Hansen, and Christine Villas-Chernak, and each of them with power to act without the other, his attorney-in-fact, with full power of substitution and resubstitution, to sign the Registration Statement on Form N-14 under the Securities Act of 1933, as amended of Genworth Variable Insurance Trust as it relates to the reorganization of the Genworth Putnam International Capital Opportunities Fund and the Genworth Thornburg International Value Fund into the Genworth Enhanced International Index Fund and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and each of them shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, all and every act and thing requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 10th day of February 2010.

/s/Gurinder S. Ahluwalia
Gurinder S. Ahluwalia, Trustee	John A. Fibiger, Trustee

David M. Dunford, Trustee	Geoffrey S. Stiff, Trustee

Paul S. Feinberg, Trustee

GENWORTH VARIABLE INSURANCE TRUST
(a Delaware statutory trust)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of GENWORTH VARIABLE INSURANCE TRUST (the “Trust”), a Delaware statutory trust, hereby constitutes and appoints Carrie E. Hansen, and Christine Villas-Chernak, and each of them with power to act without the other, his attorney-in-fact, with full power of substitution and resubstitution, to sign the Registration Statement on Form N-14 under the Securities Act of 1933, as amended of Genworth Variable Insurance Trust as it relates to the reorganization of the Genworth Putnam International Capital Opportunities Fund and the Genworth Thornburg International Value Fund into the Genworth Enhanced International Index Fund and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and each of them shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, all and every act and thing requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 10th day of February 2010.

Gurinder S. Ahluwalia, Trustee	John A. Fibiger, Trustee

/s/David M. Dunford
David M. Dunford, Trustee	Geoffrey S. Stiff, Trustee

Paul S. Feinberg, Trustee

GENWORTH VARIABLE INSURANCE TRUST
(a Delaware statutory trust)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of GENWORTH VARIABLE INSURANCE TRUST (the “Trust”), a Delaware statutory trust, hereby constitutes and appoints Carrie E. Hansen, and Christine Villas-Chernak, and each of them with power to act without the other, his attorney-in-fact, with full power of substitution and resubstitution, to sign the Registration Statement on Form N-14 under the Securities Act of 1933, as amended of Genworth Variable Insurance Trust as it relates to the reorganization of the Genworth Putnam International Capital Opportunities Fund and the Genworth Thornburg International Value Fund into the Genworth Enhanced International Index Fund and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and each of them shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, all and every act and thing requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 10th day of February 2010.

Gurinder S. Ahluwalia, Trustee	John A. Fibiger, Trustee

David M. Dunford, Trustee	Geoffrey S. Stiff, Trustee

/s/Paul S. Feinberg
Paul S. Feinberg, Trustee

GENWORTH VARIABLE INSURANCE TRUST
(a Delaware statutory trust)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of GENWORTH VARIABLE INSURANCE TRUST (the “Trust”), a Delaware statutory trust, hereby constitutes and appoints Carrie E. Hansen, and Christine Villas-Chernak, and each of them with power to act without the other, his attorney-in-fact, with full power of substitution and resubstitution, to sign the Registration Statement on Form N-14 under the Securities Act of 1933, as amended of Genworth Variable Insurance Trust as it relates to the reorganization of the Genworth Putnam International Capital Opportunities Fund and the Genworth Thornburg International Value Fund into the Genworth Enhanced International Index Fund and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and each of them shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, all and every act and thing requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 10th day of February 2010.

/s/John A. Fibiger
Gurinder S. Ahluwalia, Trustee	John A. Fibiger, Trustee

David M. Dunford, Trustee	Geoffrey S. Stiff, Trustee

Paul S. Feinberg, Trustee

GENWORTH VARIABLE INSURANCE TRUST
(a Delaware statutory trust)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of GENWORTH VARIABLE INSURANCE TRUST (the “Trust”), a Delaware statutory trust, hereby constitutes and appoints Carrie E. Hansen, and Christine Villas-Chernak, and each of them with power to act without the other, his attorney-in-fact, with full power of substitution and resubstitution, to sign the Registration Statement on Form N-14 under the Securities Act of 1933, as amended of Genworth Variable Insurance Trust as it relates to the reorganization of the Genworth Putnam International Capital Opportunities Fund and the Genworth Thornburg International Value Fund into the Genworth Enhanced International Index Fund and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and each of them shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, all and every act and thing requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 10th day of February 2010.

Gurinder S. Ahluwalia, Trustee	John A. Fibiger, Trustee

/s/Geoffrey S. Stiff
David M. Dunford, Trustee	Geoffrey S. Stiff, Trustee

Paul S. Feinberg, Trustee